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                                                                 Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 19, 1996, included in Gensym Corporation's Form S-1 (File No. 33-80727), and to all references to our Firm included in this registration statement.


                                               /S/ ARTHUR ANDERSEN LLP
                                               -----------------------
                                                   Arthur Andersen LLP


Boston, Massachusetts
May 14, 1996